--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant     {X}
Filed by a Party other than the Registrant   { }

Check the appropriate box:
{ }   Preliminary Proxy Statement  { }        CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED
{X}   Definitive Proxy Statement              BY RULE 14A-6(E)(2))
{ }   Definitive Additional Materials
{ }   Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            SAF T LOK INCORPORATED
               (Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):
{X}  No fee required.
{ }  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
{ }  Fee paid previously with preliminary materials.
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                            SAF T LOK INCORPORATED

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 25, 1998

To our Stockholders:

     The Annual Meeting of Stockholders of Saf T Lok Incorporated (the "Company") will be held on September 25, 1998 at 1:00 p.m., local time, at the Palm Beach Gardens Marriott Hotel, 4600 RCA Boulevard, Palm Beach Gardens, Florida 33410. The phone number at the Company's offices is (561) 743-5625. At the meeting, the following items of business will be conducted:

     1. To elect five directors to serve until the next Annual Meeting and until their successors have been elected and qualified;
     2. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on August 14, 1998 are entitled to notice of, and to vote at the meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten business days prior to the meeting.

Enclosed is a copy of the Company's Annual Report on Form 10-KSB/A, without exhibits, as filed with the Securities and Exchange Commission for the Company's last fiscal year.


                    By Order of the Board of Directors

                    /s/ Jeffery W. Brooks


                    Secretary


Tequesta, Florida
August 21, 1998

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. Please ensure that your shares will be represented at the meeting by completing, signing and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.
--------------------------------------------------------------------------------

                              PROXY STATEMENT FOR

                      1998 ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

PROXY INFORMATION
The accompanying proxy is solicited on behalf of the Board of Directors of Saf T Lok Incorporated (the "Company") (f/k/a RGB Computer & Video, Inc., a Florida corporation), for use at the Annual Meeting of Stockholders to be held on September 25, 1998, at 1:00 p.m., local time, or at any adjournment or adjournments thereof, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The person named in the accompanying proxy will vote the proxy for the Board of Director's slate of directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of the Company at 18245 S.E. Federal Highway, Tequesta, Florida 33469 or by voting by ballot at the Annual Meeting.

This Proxy Statement, Notice of Annual Meeting and accompanying proxy card will be mailed to shareholders on or about August 25, 1998.

COMMON STOCK, VOTING PROCESS AND QUORUM FOR MEETING
The Company's Common Stock is the only class of security entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on August 14, 1998 will be entitled to vote on all matters to come before the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon. On August 14, 1998 there were approximately 13,609,957 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on August 14, 1998 will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-vote notifications, which abstentions and broker non-votes will not be counted as a vote for or against a proposal.

SOLICITATION
The cost of preparing and mailing the enclosed material, which is estimated to be $20,000, will be borne by the Company. The Company may use the services of officers and employees of the Company (who will receive no additional compensation) to solicit proxies. The Company intends to request banks and brokers holding shares of the Company's stock to forward copies of the proxy material to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses.

                   PROPOSAL NUMBER 1:  ELECTION OF DIRECTORS

Pursuant to the Company's Articles of Incorporation, the Company's Board of Directors amended the Bylaws on June 29, 1998, effective upon the election of directors at this meeting, to fix the number of directors at five. Each elected Director will serve until the next Annual Meeting of Stockholders or until his successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the five nominees listed in the table that follows, except where authority is specifically withheld by the stockholder. All nominees are incumbent directors. If any of the nominees should become unable to accept election, or for good cause will not accept the election, the person named in the Proxy may vote for such other person or persons as may be designated by the Board of Directors, if any. Each nominee named below has indicated his willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve.

The persons nominated to become directors of the Company are as follows:

 -----------------------------------------------------------------------------------------------------
       Name                     Principal Occupation or Employment         Age      Director Since
                                    During the Past Five Years
-----------------------------------------------------------------------------------------------------
Franklin W. Brooks       Chairman of the Board of Directors since           63           1996
                         1996; President and Chief Executive Officer
                         of the Company since June 1998; President of
                         the Company from November 1996 to April
                         1997; founded Saf T Lok Corporation in
                         1989; Director of Palm Beach Business
                         Services, Inc.; Mr. Brooks is the father of Mr.
                         Jeffrey W. Brooks
-----------------------------------------------------------------------------------------------------
Jeffrey W. Brooks        Director of the Company since 1996; Vice           37           1996
                         President, Secretary and Treasurer of the
                         Company since November 1996; Manager of
                         Research & Development since 1989;
                         President of Palm Beach Business Services;
                         Mr. Brooks is the son of Mr. Franklin W.
                         Brooks
-----------------------------------------------------------------------------------------------------
William M. Schmidt       Director since 1996; employee and Vice President   55           1996
                         of the Company since 1995; Vice President and
                         General Manager of Ilco Unican Inc., Simplex
                         Safelock Division from 1993 to 1995; General
                         Manager of the Automobile Occupant
                         Restraint Systems Division of Takata from
                         1990 to 1993
-----------------------------------------------------------------------------------------------------
Dennis W. DeConcini      Director since October 1997; Partner with          61           1997
                         Parry , Romani & DeConcini, Inc. since 1995;
                         U.S. Senator for the State of Arizona from
                         1977 to 1995
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
       Name                     Principal Occupation or Employment         Age      Director Since
                                    During the Past Five Years
-----------------------------------------------------------------------------------------------------
James V. Stanton         Director since October 1997; attorney and          66           1997
                         registered lobbyist with Stanton and
                         Associates (law firm) since 1988; Executive
                         Vice President of Delaware North Company,
                         a concession food distribution company, from
                         1981 to 1988; U.S. Congressman for the 20th
                         Congressional District of Ohio from 1971 to
                         1977
-----------------------------------------------------------------------------------------------------

Certain Relationships and Related Transactions

The Company employs Mr. Franklin W. Brooks as its Chairman of the Board of Directors and his son, Mr. Jeffrey W. Brooks, as its Vice President, Secretary and Treasurer. The Company believes that the compensation paid to these individuals is no greater and no more beneficial than unrelated persons would receive and is fair to the Company.

Mr. Brooks loaned a total of $125,000 to Saf T Lok Corporation during the time between 1989 and the merger with RGB Computer & Video, Inc. in January of 1996. On January 29, 1997, the Board of Directors approved the granting of a security interest in the Company's intellectual property to Mr. Brooks as security for the repayment of the $125,000. As of December 31, 1997, the Company owed Mr. Brooks a total of $114,213, plus accrued interest. On June 4, 1998, the Company repaid this loan to Mr. Brooks in full.

              VOTE REQUIRED FOR APPROVAL OF ELECTION OF DIRECTORS

The affirmative vote of a majority of the shares of Common Stock having voting power present in person or represented by proxy, a quorum being present, is necessary to elect each of the five Director nominees.

        INFORMATION CONCERNING THE OPERATION OF THE BOARD OF DIRECTORS

During the year ended December 31, 1997, there were 20 meetings of the Board of Directors. Mr. DeConcini attended 2 of the 3 meetings and the other directors attended at least 75% of the total number of meetings of the Board of Directors held during the period during which they served as a director during 1997. Each of the directors attended at least 75% of the total number of meetings held by the Audit and Compensation Committees on which he may have served.

The board of directors has amended the Company's Bylaws such that the number of directors will be set at five upon the election of directors at this meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

The Audit Committee, created in December 1997 and consisting of Mr. DeConcini and Mr. Stanton, had no meetings in 1997. The Audit Committee selects the independent auditors for the Company (subject to ratification by the Board of Directors), reviews the scope and results of the annual audit, approves the services to be performed by the independent auditors, reviews the independence of the auditors, reviews the performance and fees of the independent auditors, reviews the adequacy of the system of internal accounting controls and reviews the scope and results of internal auditing procedures.

The Compensation Committee consisted of Mr. Franklin W. Brooks and Mr. Robert L. Gilbert, III, a former director, from the beginning of 1997 until April 1997 and had no meetings during that period. The members of the Compensation Committee were changed in April 1997 to Mr. John L. Gardner, the former President and a current director, Mr. William M. Schmidt and Mr. Eugene V. Horanoff, a former director, and had two meetings from April 1997 to December 1997. The members of the Compensation Committee were changed on December 15, 1997 to Mr. Gardner, Mr. DeConcini and Mr. Stanton and had no meetings from December 15, 1997 to the end of 1997. The Compensation Committee adopts and oversees the administration of compensation plans for executive officers and senior management of the Company, determines awards granted senior management under such plans, approves remuneration arrangements for senior management and reviews the reasonableness of all such compensation. It also oversees the administration of the 1993 Stock Option Plan for eligible employees of the Company and its subsidiaries.

The Company did not have a Nominating Committee during 1997.

DIRECTOR COMPENSATION

The Company granted stock options in the amount of 250,000 shares of Common Stock, exercisable at $2.00 per share, on October 23, 1997, to each of Mr. Dennis W. DeConcini and Mr. James W. Stanton in connection with their appointment as directors of the Company.

The Company's 1993 Stock Option Plan (the "Plan") provides for the grant of an option for 5,000 shares of Common Stock to each Director who is not otherwise employed (i) upon the adoption of the Plan, (ii) upon that Director's election to the Board of Directors, and (iii) upon election to the Board of Directors after all previously granted options have vested. These options are to be granted at fair market value, vest at a rate of 2,500 on June 1 and December 1 after the date of the grant, and are exercisable for

10 years from the date of grant. Accordingly, the following Directors of the Company were granted the following stock options pursuant to the Plan during the fiscal year ended December 31, 1997:

---------------------------------------------------------------------------------------------------------------------
Name of Director                                  Shares Underlying Options Granted
---------------------------------------------------------------------------------------------------------------------
Dennis W. DeConcini                      5,000 at $2.031 per share, 2,500 shares of which had vested.
---------------------------------------------------------------------------------------------------------------------
James V. Stanton                         5,000 at $2.031 per share, 2,500 shares of which had vested.
---------------------------------------------------------------------------------------------------------------------
Robert L. Gilbert (1)                    5,000 at $4.563 per share, of which 2,500 vested on December 1, 1997. The remaining 2,500 shares will not vest as Mr. Gilbert is no longer a director of the Company.
---------------------------------------------------------------------------------------------------------------------

(1) Mr. Gilbert is no longer a director of the Company, having resigned by letter dated December 16, 1997.

The Company has not paid any other compensation to any person for serving as a director of the Company. The Company does not intend to compensate non-employee directors for serving as directors, except pursuant to the 1993 Stock Option Plan as set forth above, and except to reimburse them for expenses incurred in connection with their service as directors. Directors who are employees of the Company receive no compensation for serving as directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Based solely upon a review of Forms 3 and 4, and amendments thereto, furnished to the Company for the fiscal year ended December 31, 1997, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the following officers and directors of the Company failed to file the following forms on a timely basis: Mr. Gardner filed three late reports in 1997, one covering his election as an executive officer of the Company and two covering one transaction each; Mr. J. Brooks filed three late reports, one of which was filed in 1996 covering his election as an executive officer of the Company and two of which were filed in 1997 covering one transaction each; Mr. Gilbert filed three late reports in 1997, one of which was filed for 1996 covering no transactions, one covering three transactions and one covering 13 transactions; Mr. Horanoff filed two late reports, one of which was filed in 1996 covering his election as a director of the Company and one of which was filed in 1997 covering one transaction; Mr. Schmidt filed two late reports, one of which was filed in 1996 covering his election as a director of the Company and one of which was filed in 1997 covering one transaction; Mr. F. Brooks filed one late report in 1996 covering his election as an executive officer of the Company; Mr. Stanton filed two late reports in 1997, one covering his election as a director and one covering the year end; Mr. DeConcini filed two late reports in 1997, one covering his election as a director and one covering the year end.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

The following table describes the compensation earned by the Named Officers (where the Named Officers are all those individuals serving as the Company's Chief Executive Officer or in a similar capacity, and all those executive officers who were compensated $100,000 or more during the fiscal year) for the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------------------------------------
                                                                                   Long Term
                                          Annual Compensation                 Compensation Awards
--------------------------------------------------------------------------------------------------------------
                              salary        bonus         other annual             Securities Underlying
        Name          Year     ($)           ($)       compensation ($)                 Options ($)
--------------------------------------------------------------------------------------------------------------
John L. Gardner       1997   $51,167 (3)      $0         $         0           (6)            922,000
(1)                   1996         -           -                   -
                      1995         -           -                   -
--------------------------------------------------------------------------------------------------------------
Franklin W. Brooks    1997   $          0 (4)  $0         $         0           (7)          1,000,000
(2)                   1996   $     54,167      $0   (5)        $6,200
                      1995   $          0      $0         $         0
--------------------------------------------------------------------------------------------------------------

(1) Mr. Gardner held the positions of President and Chief Executive Officer of the Company from April 1997 to June 1998. Mr. Gardner currently serves as a director but has not been nominated for election as a director at this meeting.
(2) Mr. F.W. Brooks assumed the position of Chairman of the Board of Directors in February 1996, served as Chief Executive Officer of the Company from November 1996 to April 1997, and assumed the positions of President and Chief Executive Officer in June 1998.
(3) Does not include salary waived by Mr. Gardner which was not accrued in the amount of $16,666.
(4) Does not include salary waived by Mr. F. W. Brooks which was not accrued in the amount of $29,167.
(5) Represents non-cash compensation in the form of premiums for $1,000,000 in life insurance on the life of Mr. F.W. Brooks for the benefit of his wife. The life insurance policy has since been canceled.
(6) Mr. Gardner was issued a stock option for 600,000 shares of common stock in connection with his employment agreement in April 1997, of which 128,000 shares have been exercised. This stock option was repriced during 1997. (See "Report on Repricing of Options" below.) Mr. Gardner was also issued additional stock options for 72,000 shares of common stock, which has been fully exercised, and 450,000 shares of common stock during 1997. The stock option for 450,000 shares had not vested as of the date of Mr. Gardner's termination as an employee on June 11, 1998.
(7) Mr. F. W. Brooks was issued a stock option for 1,000,000 shares of common stock in December 1997.

Option/SAR Grants Table

The following table provides information regarding those options granted to the Named Officers during the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------------------
                    Number of Shares    % of Total Options    Exercise or
                       Underlying      Granted to Employees     Base Price
        Name        Options Granted    in Fiscal Year (4)       ($/sh)       Expiration Date
--------------------------------------------------------------------------------------------
John L. Gardner            600,000                23.8%      (1) $0.50          9/18/04
                            72,000                 2.9%          $0.10              (2)
                           450,000                17.8%          $2.00              (3)
--------------------------------------------------------------------------------------------
Franklin W. Brooks       1,000,000                39.6%          $2.00        12/18/02
--------------------------------------------------------------------------------------------

(1) This option was originally granted at an exercise price of $2.50 per share. See "Report on Repricing of Options" below. During 1997, Mr. Gardner exercised a portion of the option for 128,000 shares. See "Aggregated Option Exercised and Fiscal Year-End Option Value Table" below.
(2) This option has been exercised in its entirety. See "Aggregated Option Exercises and Fiscal Year-End Option Value Table" below.
(3) This stock option had not vested as of the date of Mr. Gardner's termination as an employee.
(4) Stock options for a total of 2,524,000 shares of Common Stock were issued to employees during 1997. Does not include those stock options granted to consultants of the Company during 1997.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

The following table provides information regarding those stock options exercised by Named Officers during the fiscal year ended December 31, 1997.

------------------------------------------------------------------------------------------------------------
                          Shares                 Number of Shares Underlying    Value of Unexercised In-
                         Acquired        Value     Unexercised Options at         the-Money Options at
                       on Exercise     Realized         Year-End                     Year-End (1)
        Name                             ($)     Exercisable Unexercisable      Exercisable  Unexercisable
------------------------------------------------------------------------------------------------------------
John L. Gardner            200,000(2)   443,981   472,000    450,000(3)         $560,736        $0.00
------------------------------------------------------------------------------------------------------------
Franklin W. Brooks             *            *     250,000    750,000               $0.00        $0.00
------------------------------------------------------------------------------------------------------------

* Mr. F. W. Brooks did not exercise any stock options during the fiscal year ended December 31, 1997.
(1) Value based on the difference between the last reported sale of the Company's Common Stock on the Nasdaq SmallCap Market of $1.688 per share on December 31, 1997, and the exercise price of the options.
(2) Represents the complete exercise of a stock option for 72,000 shares of common stock at $0.10 per share and the exercise of 128,000 shares of a stock option for 600,000 shares of common stock at $0.50 per share.
(3) This stock option had not vested as of the date of Mr. Gardner's termination as an employee.

Employment and Consulting Agreements

On February 13, 1996 the Company entered into a five-year Employment Agreement with Mr. Franklin W. Brooks at an initial annual base salary of $100,000 per year. Mr. Brooks waived his right to receive or accrue any salary during 1997, canceled an option to purchase 1,000,000 shares of common stock at

$2.00 per share, and was granted an option to purchase 1,000,000 shares of common stock at $2.00 per share in December, 1997.

On April 16, 1997 the Company entered into a two-year Employment Agreement with Mr. John L. Gardner at an initial annual base salary of $100,000 per year. In connection with entering into the Employment Agreement, Mr. Gardner was granted a stock option for 600,000 shares at an exercise price of $2.50 per share, which was repriced to $0.50 per share and reissued as of September 19, 1997 (See "Report of Repricing of Options" immediately below). During 1997, Mr. Gardner waived 50% of his annual base salary for the months of July to November, was granted a stock option for 72,000 shares at an exercise price of $0.10 per share in August 1997, and was granted a stock option for 450,000 shares at an exercise price of $2.00 per share in December 1997. On June 11, 1998, the Company terminated Mr. Gardner's employment as the Company's President and Chief Executive Officer.

Report on Repricing of Options

On September 19, 1997, the Board of Directors determined that the outstanding stock options held by John L. Gardner were no longer serving as an adequate incentive because of declines in the Company's stock price. Believing that it was important to encourage employee stock ownership and to provide incentives to increase shareholder value from the then current stock price, the Board of Directors offered Mr. Gardner the opportunity to exchange certain existing stock options for the same number of options at the then current market price.

Members of the Board of Directors at the time of the repricing: Franklin W. Brooks, John L. Gardner, Jeffrey W. Brooks, Robert L. Gilbert, III, William M. Schmidt, Eugene V. Horanoff.
Members of the Compensation Committee at the time of the repricing: John L. Gardner, William M. Schmidt, Eugene V. Horanoff.


--------------------------------------------------------------------------------------------------------------
                                       Ten-Year Option Repricings
--------------------------------------------------------------------------------------------------------------
                                         Number of     Market                               Length of
                                          Shares     Price of     Exercise              Original Option
                                        Underlying   Stock at    Price at       New      Term Remaining
                                         Options      Time of     Time of    Exercise      at Date of
            Name                Date     Repriced    Repricing   Repricing    Price        Repricing
--------------------------------------------------------------------------------------------------------------
John L. Gardner, President,    9/19/97  (1) 600,000       $0.48       $2.50      $0.50    4  1/2 years
Chief Executive Officer                                                                 (approximately)
--------------------------------------------------------------------------------------------------------------

(1) During 1997, Mr. Gardner exercised a portion of this option for 128,00 shares.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consisted of Mr. Franklin W. Brooks and Mr. Robert L. Gilbert, III until April 1997. Mr. F. Brooks held the position of Chief Executive Officer of the Company until April 1997 and Mr. Gilbert was a director of the Company until December 1997. From April 1997 to December 1997, the Compensation Committee consisted of Mr. John L. Gardner, Mr. William M. Schmidt and Mr. Eugene V. Horanoff. Mr. Gardner held the position of President and Chief Executive Officer of the Company from April 1997 to June 1998. Mr. Horanoff has held the position of Chief Engineer of the Company since 1996. Mr. Schmidt has been an employee of the Company since 1995. In December

1997, the Board of Directors appointed Mr. John L. Gardner, Mr. Dennis W. DeConcini and Mr. James V. Stanton as the members of the Compensation Committee. Mr. DeConcini and Mr. Stanton have been directors of the Company since October 1997.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of shares of Common Stock as of August 10, 1998, unless otherwise noted below, by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's Directors who are nominated for re-election to the Board,
(iii) each of the Named Officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole investment and voting power with respect to all shares shown as beneficially owned.

--------------------------------------------------------------------------------------------------------------
                                                              Amount and Nature of
Name and Address of Beneficial Owner                          Beneficial Ownership   Percent of Class (8)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Franklin W. Brooks (a)                                             (1)    1,490,006                10.95%
--------------------------------------------------------------------------------------------------------------
United Safety Action, Inc. (b)                                     (2)    1,000,000                 7.35
--------------------------------------------------------------------------------------------------------------
Hamdan Diamond Corporation (c)                                     (3)    1,000,000                 7.35
--------------------------------------------------------------------------------------------------------------
Dennis W. DeConcini (d)                                            (4)      255,000                 1.87
--------------------------------------------------------------------------------------------------------------
James V. Stanton (e)                                               (4)      255,000                 1.87
--------------------------------------------------------------------------------------------------------------
William M. Schmidt (a)                                             (5)      237,596                 1.75
--------------------------------------------------------------------------------------------------------------
Jeffrey W. Brooks (a)                                              (6)      181,400                 1.33
--------------------------------------------------------------------------------------------------------------
John L. Gardner (f)                                                (7)            0                    0
--------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers as a Group (6 people)                4,419,002                32.47
--------------------------------------------------------------------------------------------------------------

(a)  Address is 18245 S.E. Federal Highway, Tequesta, Florida 33469.
(b) Address is c/o Edward H. Burnbaum, Lynch Rowin Novack Burnbaum & Crystal, P.C., 300 East 42nd Street, New York, New York 10017.
(c) Address is 5030 Anchor Way, Callows Bay Christiansted, St. Croix 00820-4521. See Footnote (4).
(d)  Address is 233 Constitution Avenue, N.E., Washington, D.C. 20002.
(e)  Address is 1310 19th Street, N.W., Suite LL, Washington, D.C. 20036.
(f)  Address is 6124 Cheshire Lane, Orlando, Florida 32819.

(1) Of these shares, 490,006 are held by Mr. Brooks and his wife as tenants in common. Includes option to purchase 1,000,000 shares of Common Stock for $2.00 per share granted in December 1997, of which 250,000 are vested.
(2) Shares are being held by the Company pursuant to a Stock Pledge Agreement and will be released only under certain performance criteria by United Safety Action, Inc.
(3) As reported by Hamdan Diamond Corporation on Schedule 13-D dated October 27, 1997.

(4) Includes option to purchase 250,000 shares of Common Stock for $2.00 per share of which 83,334 shares have vested and option to purchase 5,000 shares of Common Stock for $2.031 per share pursuant to the 1993 Stock Option Plan, all of which have vested.
(5) Includes option to purchase 10,000 shares of Common Stock for $3.06 per share.
(6) Includes option to purchase 10,000 shares of Common Stock for $3.06 per share and an option to purchase 86,000 shares of Common Stock for $0.10 per share.
(7) Does not include stock options for 450,000 shares or 472,000 shares (the remainder of the option for 600,000 shares) which, in the Company's opinion, terminated unexercised upon the termination of Mr. Gardner's employment.
(8) Based on approximately 13,609,957 shares of Common Stock outstanding as of August 10, 1998.

                                OTHER BUSINESS

The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

                        INDEPENDENT PUBLIC ACCOUNTANTS

The Company has selected Goldberg, Pershes & Company, P.A. as the Company's independent public accountant for the 1998 fiscal year. Representatives are expected to be present at the Annual Meeting to respond to questions or to make a statement.

The Company's independent public accountant for the 1996 fiscal year was Weinberg, Pershes & Company, P.A. (n/k/a Weinberg & Company, P.A.). The Company terminated the appointment of Weinberg, Pershes & Company, P.A. as the Company's independent public accountant on May 30, 1997 with the approval of the board of directors, due to the withdrawal of the Company's primary contact within Weinberg, Pershes & Company P.A.

Weinberg, Pershes & Company, P.A. had previously reported on the financial statements of the Company for 1996. None of those reports contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. The Company and Weinberg, Pershes & Company, P.A. have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Weinberg, Pershes & Company, P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

               SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

Shareholder proposals to be included in the proxy statement for the 1999 Annual Meeting of Shareholders must be received by the Company on or before January 15, 1999. At the 1999 Annual Meeting of Shareholders, management proxies will have discretionary authority to vote on shareholders proposals that are not submitted for inclusion in the Company's proxy statement, unless received by the Company on or before July 10, 1999.

                    ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Company's Annual Report on Form 10-KSB/A, including the financial statements of the Company, without exhibits, accompanies this proxy statement. The Company will provide an additional Form 10-KSB/A copy or copies to any stockholder as of the record date, who so requests in writing. Such requests should be directed to Mr. Jeffrey W. Brooks, Secretary, 18245 S.E. Federal Highway, Tequesta, Florida 33469.

The Company has chosen to mail its Form 10-KSB/A with this proxy material to stockholders, such mailing to take place on or around August 25, 1998.

                                     PROXY

                            SAF T LOK, INCORPORATED

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                      THE ANNUAL MEETING OF SHAREHOLDERS,
                                 SEPTEMBER 25, 1998

    The undersigned hereby appoints Mr. Franklin W. Brooks, with full power of substitution, to vote on all matters which may properly come before the 1998 Annual Meeting of Shareholders of Saf T Lok Incorporated, or any adjournment thereof, and upon such business as may properly come before the meeting, including the following item as set forth in the Proxy Statement.

1.  ELECTION       [_] FOR all nominees listed below    [_] WITHHOLD AUTHORITY
    OF DIRECTORS.  (except as marked to the contrary    to vote for all nominees
                   below).                              listed below.

    NOMINEES: Franklin W. Brooks, Jeffrey W. Brooks, William M. Schmidt, Dennis
    W. DeConcini, James V. Stanton

    INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) on the line below.

    ____________________________________________________________________________


[_] If you plan to attend the Annual Meeting, please check here

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES LISTED ABOVE FOR ELECTION OF DIRECTORS.

________________________________________    Date: _______________

________________________________________    Date: _______________
Signatures of Shareholder(s)

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.


               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                                   THANK YOU


PLEASE RETURN THIS PROXY in the enclosed self addressed, postage paid envelope.